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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
ON ASSIGNMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
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26651 West Agoura Road
Calabasas, California 91302

April 29, 2003

Dear Stockholder:

        You are cordially invited to attend the 2003 Annual Meeting of Stockholders of On Assignment, Inc. on Tuesday, June 17, 2003, at 10:00 a.m. local time, at our corporate headquarters located at 26651 West Agoura Road, Calabasas, California 91302.

        The Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be acted upon.

        Your vote is important no matter how many shares you own. In order to ensure that your shares will be represented at the Annual Meeting, we have enclosed a proxy card by which you can direct the voting of your shares. Please sign and promptly return the enclosed proxy card whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting and desire to vote in person, you may do so even though you have previously submitted your proxy card.

        We thank you for your continued interest in On Assignment, Inc.

Sincerely,
Joseph Peterson, M.D. President and Chief Executive Officer

26651 West Agoura Road
Calabasas, California 91302

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 17, 2003

        The 2003 Annual Meeting of Stockholders of On Assignment, Inc. will be held on Tuesday, June 17, 2003, at 10:00 a.m. local time, at our corporate headquarters located at 26651 West Agoura Road, Calabasas, California 91302, for the purpose of considering and voting upon:

  1.
  The election of one director for a three-year term;

  2.
  The amendment and restatement of On Assignment's Restated 1987 Stock Option Plan;

  3.
  The ratification of the appointment of Deloitte & Touche LLP as On Assignment's independent auditors for the fiscal year ending December 31, 2003; and

  4.
  Such other business as may properly come before the Annual Meeting or any adjournments thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

        Only stockholders of record at the close of business on April 21, 2003 are entitled to notice of and to vote at the Annual Meeting.

        All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has previously returned a proxy card.

By Order of the Board of Directors,
Ronald W. Rudolph Secretary

April 29, 2003
Calabasas, California

2003 PROXY STATEMENT

i

On Assignment, Inc.
26651 West Agoura Road
Calabasas, California 91302

PROXY STATEMENT

For the Annual Meeting of Stockholders to be Held
June 17, 2003

        We are providing these proxy materials in connection with the solicitation by the Board of Directors of On Assignment, Inc. of proxies to be voted at On Assignment's Annual Meeting of Stockholders to be held on Tuesday, June 17, 2003 or at any adjournment, postponement or rescheduling thereof. This Proxy Statement, the proxy card and On Assignment, Inc.'s Annual Report to Stockholders will be mailed to each stockholder entitled to vote commencing on or about April 29, 2003.

General Information About the Annual Meeting and Voting

Who may vote at the Annual Meeting?

        The Board has set April 21, 2003 as the record date for the Annual Meeting. If you were the owner of On Assignment, Inc. common stock at the close of business on April 21, 2003, you may vote at the Annual Meeting. You are entitled to one vote for each share of common stock you held on the record date, including shares:

  •
  held directly in your name with our transfer agent as a "holder of record"; and

  •
  held for you in an account with a broker, bank or other nominee (shares held in "street name").

        A list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during normal business hours for a period of ten days before the Annual Meeting at our corporate offices at 26651 West Agoura Road, Calabasas, California 91302, and at the time and place of the Annual Meeting.

How many shares must be present to hold the meeting?

        A majority of On Assignment's outstanding shares of common stock as of the record date must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. On the record date, there were 25,367,340 shares of On Assignment common stock outstanding. Your shares are counted as present at the Annual Meeting if you:

  •
  are present and vote in person at the Annual Meeting; or

  •
  have properly submitted a proxy card prior to the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

        The three items scheduled to be voted on at the Annual Meeting are:

  •
  the election of one director for a three-year term;

  •
  the amendment and restatement of On Assignment's Restated 1987 Stock Option Plan; and

  •
  the ratification of the appointment of Deloitte & Touche LLP as On Assignment's independent auditors for the 2003 fiscal year.

How many votes are required to approve each item?

        Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the nominee who receives the largest number of "FOR" votes cast will be elected as a director.

        The amendment and restatement of the Restated 1987 Stock Option Plan requires the "FOR" vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on that proposal.

        The ratification of the appointment of the independent auditors requires the "FOR" vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on that proposal.

How are votes counted?

        You may either vote "FOR" or "WITHHOLD" authority to vote for the director nominee. You may vote "FOR," "AGAINST" or "ABSTAIN" on the amendment and restatement of the Restated 1987 Stock Option Plan and the ratification of the appointment of the independent auditors. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee. If you abstain from voting on a proposal, your shares will be counted as present for purposes of establishing a quorum at the Annual Meeting, and the abstention will have the same effect as a vote against that proposal. If you just sign and submit your proxy card without voting instructions, your shares will be voted "FOR" the director nominee put forth by the Board, "FOR" the amendment and restatement of the Restated 1987 Stock Option Plan and "FOR" the appointment of Deloitte & Touche LLP as independent auditors.

        Broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining whether a proposal has been approved. Broker non-votes occur when brokers do not receive voting instructions from their customers and the broker does not have discretionary voting authority with respect to a proposal.

How does the Board recommend that I vote?

        The Board of Directors recommends that you vote "FOR" its director nominee named in this Proxy Statement, "FOR" the amendment and restatement of the Restated 1987 Stock Option Plan and "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent auditors.

How do I vote my shares without attending the Annual Meeting?

        Whether you hold shares directly or in "street name," you may direct your vote without attending the Annual Meeting. If you are a stockholder of record, you may vote by signing and dating your proxy card and mailing it in the postage-paid envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

        For shares held in "street name," you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions by mail, telephone or the Internet, your shares will be voted by your broker or nominee as you have directed.

How do I vote my shares in person at the Annual Meeting?

        Even if you plan to attend the Annual Meeting, we encourage you to vote by signing, dating and returning the enclosed proxy card so your vote will be counted if you later decide not to attend the Annual Meeting.

        If you choose to vote at the Annual Meeting:

  •
  If you are a stockholder of record, you may vote by the ballot to be provided at the Annual Meeting.

  •
  If you hold your shares in "street name," you must obtain a proxy in your name from your bank, broker or other holder of record in order to vote by ballot at the Annual Meeting.

What happens if my shares are held in more than one account?

        If your shares are held in more than one account, you will receive one proxy card for each account. To ensure that all of your shares in each account are voted, sign, date and return each proxy card you receive.

May I revoke my proxy and change my vote?

        You may revoke your proxy at any time before it is voted by:

  •
  submitting a properly signed proxy card with a later date;

  •
  delivering to the Corporate Secretary of On Assignment a written notice of revocation bearing a later date than the proxy card; or

  •
  voting in person at the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth, as of March 31, 2003, the beneficial ownership of On Assignment's common stock for the following persons:

  •
  all stockholders known by us to beneficially own more than 5% of our common stock;

  •
  each of our directors;

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  our Chief Executive Officer and four other most highly paid executive officers; and

  •
  all of our directors and executive officers as a group.

        Certain information in the table concerning stockholders other than our directors and officers is based on information contained in filings made by such beneficial owner with the Securities and Exchange Commission.

        Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, shares are deemed to be beneficially owned by a person if that person has the right to acquire shares (for example, upon exercise of an option) within sixty (60) days of the date that information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares held by any person in the table below does not necessarily reflect the person's actual voting power. As of March 31, 2003, there were 25,367,340 shares of On Assignment common stock outstanding.

Name	Number of Shares Owned (1)	Right to Acquire (2)	Percent of Outstanding Shares
FMR Corp. (3) 82 Devonshire Street Boston, MA 02109	3,960,900	—	15.6%
Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	1,697,600	—	6.7%
Karen Brenner (4)	—	18,000	*
William E. Brock	—	73,800	*
Elliott Ettenberg	2,500	15,000	*
Jonathan S. Holman	14,000	24,000	*
Jeremy M. Jones	22,000	78,000	*
Joseph Peterson, M.D.	16,256	125,828	*
Ronald W. Rudolph	7,568	65,520	*
Michael Jones	—	29,166	*
Michael Tatum	—	14,581	*
Kerry Rafferty	—	11,873	*
All directors and executive officers as a group (ten persons)	62,324	455,768	2.0%

*
Represents less than 1% of the shares outstanding.

(1)
Includes shares for which the named person:

•
has sole voting and investment power; and/or

•
has shared voting and investment power with a spouse or minor child.

  Excludes shares that may be acquired through stock option or warrant exercises.

(2)
Shares that can be acquired upon the exercise of stock options within 60 days of the date above.

(3)
Pursuant to an amended Schedule 13G dated February 14, 2003, FMR Corp. has sole power to dispose of 3,960,900 shares. Beneficial ownership is a result of its acting as investment adviser to various investment companies registered under the Investment Company Act of 1940. The ownership interests of Fidelity OTC Portfolio and Fidelity Low Priced Stock Fund, registered investment companies, amounted to 2,400,000 shares and 1,560,900 shares, respectively.

(4)
Ms. Brenner resigned from the Board of Directors in April 2003.

Proposal One—Election of Director

        The Bylaws of On Assignment provide that our Board of Directors shall be comprised of not less than four nor more than seven directors, with the exact number to be fixed by the Board. The Board has fixed the authorized number of directors at five, following the resignation of Karen Brenner in April 2003. The Board is divided into three classes, as equal in number as possible. At each annual meeting, one class of directors is elected for a three-year term.

        At this year's Annual Meeting, one director will be elected to serve until the 2006 annual meeting or until his successor is elected and qualified. The Board of Directors has nominated Jeremy M. Jones, who currently serves as our Chairman of the Board, to stand for election. Unless otherwise instructed by stockholders, the proxy holders will vote the proxies received by them "FOR" the election of Mr. Jones. Mr. Jones has consented to serve if elected, but if he is unable or unwilling to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee.

Approval of Proposal One

        The nominee receiving the highest number of "FOR" votes cast will be elected as a director. The Board of Directors unanimously recommends that the stockholders vote "FOR" the election of its nominee.

Nominee for Term Ending in 2006

        Set forth below is certain information regarding On Assignment's director nominee, including his age, term of office as director and business experience.

          Jeremy M. Jones, 61, has served as a director since May 1995 and was appointed Chairman of the Board in February 2003. Mr. Jones has served as an investor and business development consultant since February 1998. Mr. Jones has also served as Chairman of the Board of Byram Healthcare Centers since February 1999. From 1995 through January 1998, Mr. Jones was Chief Executive Officer and Chairman of the Board of Apria Healthcare Group, Inc., a home healthcare services provider. From 1991 to 1995, Mr. Jones was Chief Executive Officer and Chairman of the Board of Homedco Group, Inc., a home healthcare services company that was merged into Apria Healthcare Group, Inc. in 1995.

Continuing Directors

        Set forth below is certain information regarding On Assignment's continuing directors including their age, term of office as director and business experience.

Terms Ending in 2004

          The Honorable William E. Brock, 72, has served as a director since April 1996. Senator Brock is the founder and since October 1995 has served as Chairman of Intellectual Development Systems, Inc., a firm specializing in the servicing and delivery of learning development systems to public schools. Senator Brock is the founder and from 1994 to 1996 was the Chief Executive Officer of The Brock Offices, a consulting office on education and trade issues. From 1988 to 1994, Senator Brock was the Chairman of The Brock Group, a firm specializing in international trade, investment and human resources. From 1988 to 1991, he served as Chairman of the National Endowment for Democracy, an organization he helped found. Senator Brock served in President Reagan's cabinet as the United States Trade Representative from 1981 to 1985 and as Secretary of Labor from 1985 to 1987. From 1977 to 1981, Senator Brock served as National Chairman of the Republican Party. From 1970 to 1976, he was a member of the U.S. Senate, and from 1962 to 1970, he was a member of the U.S. House of Representatives.

          Elliott Ettenberg, 56, has served as a director since February 2002. Since 1998 Mr. Ettenberg has served as the Chairman and Chief Executive Officer of Customer Strategies Worldwide, Inc., a marketing consultancy firm operating out of New York. From December 1996 to December 1998, Mr. Ettenberg was the Chairman and Chief Executive Officer of Bozell Retail Worldwide. From 1977 to 1996, Mr. Ettenberg was Chairman and Executive Officer of Prism Communications Limited.

Terms Ending in 2005

          Jonathan S. Holman, 57, has served as a director since March 1994. Mr. Holman is the founder and since 1981 has been the President of The Holman Group, Inc., an executive search firm.

          Joseph Peterson, M.D., 42, has served as a director since September 2001. Dr. Peterson joined On Assignment in July 2001 and has served as Chief Executive Officer and President since September 2001. Dr. Peterson also serves as a director of Global Health Council, the world's largest membership alliance dedicated to improving health worldwide. From April 2000 through May 2001, Dr. Peterson founded and was Chief Executive Officer of Advocates on Call, formally, Neoplan, Inc., which offered subscription-based services related to the healthcare industry. Dr. Peterson co-founded and from January 1994 through March 2000 was Chief Executive Officer of MAXWorldwide, LLC, a company that provided customer care services to Fortune 500 clients. Dr. Peterson co-founded and, from January 1992 through March 1996, was Chief Executive Officer of MAXCanada, a Canadian company that provided customer care services to major Canadian financial institutions. From 1988 through 1991, Dr. Peterson served as Medical Director and ultimately Chief Operating Officer of World Access, Inc., a subsidiary of Blue Cross & Blue Shield of the National Capital Area. Dr. Peterson is a Board-certified emergency physician and practiced his specialty for ten years in the Emergency Department of the George Washington University Hospital, in Washington, D.C., where he was an Associate Professor of Emergency Medicine and a Fellow of the American Board of Emergency Medicine.

There are no family relationships among On Assignment's executive officers or directors.

Board Committees and Meetings

        The Board of Directors held 14 meetings during the fiscal year ended December 31, 2002. The Board of Directors has an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board of Directors does not maintain a Nominating Committee.

        During 2002, the Audit Committee consisted of three directors, Ms. Brenner, who served as chairperson, Mr. Holman and Mr. Jones. Ms. Brenner resigned from the Board of Directors in April 2003. The primary functions of the Audit Committee are to be directly responsible for the appointment, compensation, dismissal and oversight of the work of any registered public accounting firm employed by On Assignment, to assist the Board of Directors in fulfilling its oversight responsibilities by overseeing our public reporting function, our internal controls and the auditing, accounting and financial reporting processes generally. The Audit Committee held seven meetings during 2002. The Board of Directors has adopted a written Audit Committee charter, a copy of which, as amended in April 2003, is attached to this Proxy Statement as Exhibit A.

        During 2002, the Compensation Committee consisted of two directors: Senator Brock and Mr. Holman, who serves as chairman of the committee. Mr. Jones joined the Compensation Committee in February 2003. The Compensation Committee held four meetings during 2002 and acted by written consent on four occasions. The Compensation Committee reviews our general compensation policies and sets the compensation levels for our executive officers. It also administers our Restated 1987 Stock Option Plan, our Employee Stock Purchase Plan and our Deferred Compensation Plan.

        The Stock Option Committee currently consists of one director, Joseph Peterson, M.D. The Stock Option Committee acted by written consent on twelve occasions during 2002. The Stock Option Committee has been delegated limited authority to grant stock options to eligible employees that are not executive officers or directors.

        During 2002, each director attended 75% or more of the aggregate number of meetings of the Board of Directors and meetings of committees of the Board on which he or she served.

Director Compensation

        Each non-officer director receives the following fees for services as a director: an annual cash retainer of $15,000 payable quarterly in arrears; $2,000 per regularly scheduled Board meeting attended in person or by telephone; $500 per special telephonic Board meeting; $1,000 per committee meeting, if held separately and attended in person, or $500 if attended by telephone. In addition, we reimburse all non-officer directors for their reasonable expenses incurred in attending Board or committee meetings. We paid Ms. Brenner $28,050, Senator Brock $26,250, Mr. Ettenberg $19,917, Mr. Holman $30,950 and Mr. Jones $27,550, for services as directors during 2002.

        Each non-officer director also receives an annual grant of a stock option to purchase 9,000 shares of our common stock. In 2002, all five non-officer directors serving as of the date of our 2002 annual meeting of stockholders received a stock option to purchase 9,000 shares of common stock at an exercise price of $19.78 per share, the closing price of such shares on the Nasdaq Stock Market on the date of the grant.

        In addition, Messrs. Brock, Ettenberg and Jones received compensation associated with consulting services provided to On Assignment during 2002. Information regarding these consulting payments is contained under "Certain Relationships and Related Transactions" below.

Proposal Two—Amendment and Restatement of Restated 1987 Stock Option Plan

        On April 18, 2003, the Board of Directors approved an amendment and restatement of the Restated 1987 Stock Option Plan (the "Restated Plan") subject to approval from our stockholders at the Annual Meeting. We are asking our stockholders to approve our Restated Plan, as amended and restated, as we believe that approval of these modifications are essential to our continued success. The purpose of the Restated Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of On Assignment. In the judgment of the Board of Directors, an initial or an increased grant under the Restated Plan will serve as a valuable incentive for employees and will benefit stockholders by aligning more closely the interests of the participants in the Restated Plan with the interests of our stockholders.

        Prior to this proposed amendment and restatement, the number of shares of common stock reserved for issuance under the Restated Plan was 10,000,000 shares. The amendment and restatement of the Restated Plan increases the number of shares of common stock reserved for issuance thereunder by an additional 1,000,000 shares, to 11,000,000 shares of common stock, subject to approval of our stockholders. Notwithstanding the preceding sentence, the aggregate number of shares of common stock that cumulatively may be available for issuance pursuant to awards other than options shall not exceed 200,000 shares. Because participation and the types of awards under the Restated Plan are subject to the discretion of the Compensation Committee, the benefits or amounts that will be received by any participant or group of participants if the amendment and restatement is approved are not currently determinable. As of the date of this Proxy Statement, there were five executive officer employees and four non-employee directors who were eligible to participate in the Restated Plan.

        The amendment and restatement of the Restated Plan also includes additional award features including stock appreciation rights, restricted stock, unrestricted stock, stock units, dividend equivalent rights and cash awards, as described below. These modifications are intended to give the Compensation Committee enhanced flexibility in granting awards. The amendment and restatement of the Restated Plan is also intended to comply with Section 162(m) of the Internal Revenue Code. Section 162(m) of

the Internal Revenue Code limits publicly held companies to an annual deduction for federal income tax purposes of $1 million for compensation paid to certain employees. However, performance-based compensation is excluded from this limitation. The amendment and restatement described in this section of the Proxy Statement was approved by our Board of Directors to enable us to grant awards qualifying as performance-based compensation under the Restated Plan. The Restated Plan also establishes performance objectives to be used in granting awards intended to qualify as performance based compensation under Section 162(m) of the Code.

Description of the Restated Plan

        A description of the provisions of the Restated Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the Restated Plan, as amended and restated, a copy of which is attached as Exhibit B to this Proxy Statement.

        Administration.    The Restated Plan is administered by the Compensation Committee of the Board of Directors. Subject to the terms of the Restated Plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards and interpret provisions of the Restated Plan. In addition, the Board of Directors has delegated authority to the Stock Option Committee, which currently consists of one director, Dr. Peterson, to grant stock options to eligible employees that are not executive officers or directors within pre-approved limits.

        Common Stock Reserved for Issuance under the Restated Plan.    The common stock issued or to be issued under the Restated Plan consists of authorized but unissued shares and treasury shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the Restated Plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards.

        Eligibility.    Awards may be made under the Restated Plan to employees, officers and directors of or consultants and advisors to On Assignment or any of its affiliates, including any employee who is an officer or director of On Assignment or of any affiliate and to any other individual whose participation in the Restated Plan is determined to be in the best interests of On Assignment.

        Amendment or Termination of the Restated Plan.    The Board of Directors may terminate or amend the Restated Plan at any time and for any reason. The Restated Plan shall terminate in any event on April 18, 2013. Amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws.

        Options.    The Restated Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

        The exercise price of each stock option may not be less than 100% of the fair market value of our common stock on the date of grant. The fair market value is generally determined as the closing price of the common stock on The Nasdaq Stock Market on the trading day before the date of grant. The closing price of our common stock on the Nasdaq Stock Market was $4.23 as of March 31, 2003. In the case of 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant. An exception to these requirements is made for options granted in substitution for options held by employees of companies that On Assignment acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer.

        The term of each stock option is fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The Compensation Committee may accelerate the exercisability of options.

        In general, an optionee may pay the exercise price of an option by cash, certified check, by tendering shares of common stock (which if acquired from On Assignment have been held by the optionee for at least six months) or by means of a broker-assisted cashless exercise. Executive officers and directors may only use the cashless exercise method of payment if they have obtained the express prior consent of the Compensation Committee of the Board of Directors.

        Stock options granted under the Restated Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, On Assignment may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

        Other Awards.    The Compensation Committee may also award:

  •
  shares of restricted stock, which are common stock subject to restrictions;

  •
  shares of unrestricted stock, which are common stock free of restrictions;

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  stock units, which are common stock units subject to restrictions;

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  dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of common stock;

  •
  stock appreciation rights, which are rights to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation Committee; and

  •
  performance and annual incentive awards, ultimately payable in common stock or cash, as determined by the Compensation Committee.

        The Compensation Committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria as described below. The Compensation Committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount that need not bear a strictly mathematical relationship to these business criteria. The Compensation Committee may modify, amend or adjust the terms of each award and performance goal. Awards to individuals who are covered under Section 162(m) of the Internal Revenue Code (discussed below), or who the Compensation Committee designates as likely to be covered in the future, will comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to the extent that the Compensation Committee so designates. Such employees include our Chief Executive Officer and the four highest compensated executive officers (other than the Chief Executive Officer) determined at the end of each year (the "covered employees").

        Effect of Certain Corporate Transactions.    Certain change of control transactions involving On Assignment, such as a sale transaction, may cause awards granted under the Restated Plan to vest, unless the awards are continued or substituted for in connection with the change of control transaction.

        Adjustments for Stock Dividends and Similar Events.    The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the Restated Plan, including the individual limitations on awards, to reflect common stock dividends, stock splits and other similar events.

        Section 162(m) of the Internal Revenue Code.    Section 162(m) of the Internal Revenue Code limits publicly held companies to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, performance-based compensation is excluded from this limitation. The Restated Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

        To qualify as performance-based:

  (i)
  the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

  (ii)
  the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors (as defined below) for purposes of the exception;

  (iii)
  the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and

  (iv)
  a compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

        In the case of compensation attributable to stock options, the performance goal requirement in (i) above is deemed satisfied and the certification requirement in (iv) above is inapplicable, if the grant or award is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant.

        Under the Restated Plan, one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria), are used exclusively by the Compensation Committee in establishing performance goals:

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  total stockholder return;

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  total stockholder return as compared to total return, on a comparable basis, of a publicly available index, including, but not limited to, the Standard & Poor's 500 Stock Index;

  •
  net income;

  •
  pretax earnings;

  •
  earnings before interest expense, taxes, depreciation and amortization;

  •
  pretax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items;

  •
  operating margin;

  •
  earnings per share;

  •
  return on equity;

  •
  return on capital;

  •
  return on investment;

  •
  operating earnings;

  •
  working capital;

  •
  ratio of debt to stockholders' equity; and

  •
  revenue.

        Under the Internal Revenue Code, a director is an "outside director" if he or she is not a current employee; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been a corporate officer; and does not receive, directly or indirectly, including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest, remuneration from On Assignment in any capacity other than as a director.

        The maximum number of shares of common stock subject to options that can be awarded under the Restated Plan to any person is 500,000 per year. The maximum number of shares of common stock underlying any award that can be awarded under the Restated Plan to any person, other than pursuant to an option, is 100,000 per year. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $1,000,000, and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one person is $3,000,000.

Federal Income Tax Consequences

        Incentive Stock Options.    The grant of an incentive stock option will not be a taxable event for the grantee or On Assignment. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

        For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

        If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

        Non-Qualified Options.    The grant of a non-qualified option will not be a taxable event for the grantee or On Assignment. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

        If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        A grantee that has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

        A grantee that has transferred a non-qualified stock option to an ex-spouse incident to divorce will not recognize any taxable income at the time of the transfer. In general, a transfer is made "incident to divorce" if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage. A transfer would be related to the end of the marriage if the transfer is made pursuant to a divorce order or settlement agreement. Upon the subsequent exercise of such option by the grantee's ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. Any distribution to the grantee's ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at the time of distribution.

        Restricted Stock.    A grantee who is awarded shares of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions requiring the restricted stock to be nontransferable and subject to a substantial risk of forfeiture. However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, less the purchase price, if any, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse, less the purchase price, if any, will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Unrestricted Stock.    A grantee who is awarded shares of unrestricted stock will recognize ordinary income in an amount equal to the fair market value of the shares of common stock on the date of the award, reduced by the amount, if any, paid for such shares of common stock. We will generally be allowed a business expense deduction in the same amount and at the same time as you recognize ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code.

        Stock Units.    There are no immediate tax consequences of receiving an award of stock units under the Restated Plan. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Dividend Equivalent Rights.    Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the Restated Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Performance and Annual Incentive Awards.    The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Approval of Proposal Two

        The affirmative vote of the holders of a majority of On Assignment's voting shares represented and entitled to vote at the Annual Meeting is required to amend and restate the Restated Plan. The Board of Directors unanimously recommends that the stockholders vote "FOR" the amendment and restatement of the Restated Plan.

Report of the Audit Committee

        As of March 25, 2003, the date of this Audit Committee report, the Audit Committee of the Board of Directors consists of Ms. Brenner, who serves as chairperson, Mr. Holman and Mr. Jones. All of the Audit Committee members meet the independence requirements of the National Association of Securities Dealers' listing standards, as currently in effect.

        The primary functions of the Audit Committee are (1) to be directly responsible for the appointment, compensation, dismissal and oversight of the work of any registered public accounting firm employed by On Assignment; (2) to assist the Board of Directors in fulfilling its oversight responsibilities by overseeing (a) the processes involved in the preparation and review of the financial reports provided to the public, (b) the systems of internal controls regarding finance, accounting, and legal compliance and ethics that management and the Board have established, and (c) the auditing, accounting and financial reporting processes generally, and (3) to perform the other functions required of audit committees of public companies under applicable laws, rules and regulations and the requirements of The Nasdaq Stock Market.

        The Audit Committee reviewed and discussed On Assignment's audited Consolidated Financial Statements for the fiscal year ended December 31, 2002 with management. The Audit Committee also discussed with Deloitte & Touche LLP, On Assignment's independent auditor, the auditor's responsibilities, any significant issues arising during the audit and other matters required to be discussed by SAS 61. The Audit Committee received the written disclosures and letter from On Assignment's independent auditor required by Independence Standards Board Standard No. 1 and has discussed with On Assignment's auditor its independence. Based on its review and the discussions noted above, the Audit Committee recommended to the Board of Directors that On Assignment's Consolidated Financial Statements for the fiscal year ended December 31, 2002 be included in its

Annual Report on Form 10-K for that fiscal year for filing with the Securities and Exchange Commission.

Respectfully submitted,

Karen Brenner
Jonathan S. Holman
Jeremy M. Jones

Proposal Three—Ratification of Appointment of Independent Auditors

        The Audit Committee of the Board of Directors has appointed the firm of Deloitte & Touche LLP as independent accountants to audit On Assignment's consolidated financial statements for the fiscal year ending December 31, 2003, and is asking stockholders to ratify this appointment at the Annual Meeting.

        Deloitte & Touche LLP has audited our consolidated financial statements annually since 1986. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. Below is information regarding fees billed by Deloitte & Touche LLP for the year ended December 31, 2002:

          Audit Fees.    The aggregate fees billed by Deloitte & Touche LLP for its annual audit of our financial statements for the fiscal year ended December 31, 2002, for review of the financial statements included in our Form 10-Qs, during the fiscal year ended December 31, 2002 and services provided with statutory or regulatory filings in 2002 were $224,000.

          Audit Related Fees.    The aggregate fees billed by Deloitte & Touche LLP in fiscal year 2002 for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and which are not reported under Audit Fees above are $2,000. These fees were incurred in connection with a review of our financial statements for purposes of a registration statement filed for our Restated 1987 Stock Option Plan.

          Tax Fees.    No tax fees were billed by Deloitte & Touche LLP for the fiscal year ended December 31, 2002.

          All Other Fees.    The aggregate fees billed by Deloitte & Touche LLP for services rendered, other than those described under the captions above were $185,000. These fees were incurred for services in connection with our acquisition of Health Personnel Options Corporation in April 2002 and post-acquisition strategic assessment. The Audit Committee has considered and found these services and related compensation to be compatible with maintaining Deloitte & Touche LLP's independence.

        In the event that stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP, but may ultimately determine to retain Deloitte & Touche LLP as our independent auditors. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of On Assignment and its stockholders. The Board of Directors unanimously recommends that stockholders vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the current year.

Stock Performance Graph

        The following graph compares the performance of On Assignment's common stock price during the period December 31, 1997 to December 31, 2002 with the composite prices of companies listed on The Nasdaq Stock Market and of companies included in the SIC Code No. 736—Personnel Supply Services Companies Index. The companies listed in the SIC Code No. 736 include peer companies in the same industry or line of business as On Assignment.

        The graph depicts the results of investing $100 in On Assignment's common stock, the Nasdaq composite index and an index of the companies listed in the SIC Code No. 736 on December 31, 1997, and assumes that dividends were reinvested during the period.

        The comparisons shown in the graph below are based upon historical data, and we caution stockholders that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, potential future performance.

	Fiscal Year Ending
	1997	1998	1999	2000	2001	2002
On Assignment, Inc.	$100.00	$130.19	$112.74	$215.09	$173.36	$64.30
SIC Code No. 736 Index—Personnel Supply Services Company Index	$100.00	$100.00	$111.12	$94.94	$87.66	$63.36
Nasdaq Stock Market Index	$100.00	$141.04	$248.76	$156.35	$124.64	$86.94

Executive Compensation and Related Information

Report of the Compensation Committee

        The Compensation Committee of the Board of Directors is responsible for the establishment, approval and oversight of the total compensation awarded to On Assignment's executive officers. It also administers On Assignment's Restated 1987 Stock Option Plan and Employee Stock Purchase Plan. The Compensation Committee determines compensation, including base salary and individual bonus programs for executive officers each fiscal year. The Compensation Committee is also responsible for reviewing and approving On Assignment's employment and other compensatory agreements with its executive officers.

        The Compensation Committee meets in executive session without management present as part of its regularly scheduled meetings. During 2002, the following individuals served on the Compensation Committee: Senator William E. Brock and Jonathan S. Holman. Neither of these individuals is, or has been, an officer or employee of On Assignment.

Compensation Philosophy

        The Compensation Committee seeks to attract, motivate and retain key talent needed to enable On Assignment to compete successfully in a competitive environment. Its fundamental policy is to offer On Assignment's executive officers competitive compensation opportunities based upon their personal performance, the financial performance of On Assignment and the contributions of the executive officer to On Assignment's performance. It is the Compensation Committee's objective to make a substantial portion of each executive officer's compensation contingent upon On Assignment's performance as well as upon his or her own level of performance. Through such a compensation program, the Compensation Committee seeks to align the interests of On Assignment's executive officers with the interests of its stockholders and to enable On Assignment to meet its operational and financial goals.

        The Compensation Committee also recognizes that, from time to time, it is appropriate to enter into compensatory agreements with key executives to seek to further motivate such individuals or retain their services. On Assignment's agreements with executive officers are described under the heading "Employment Contracts and Change in Control Arrangements" elsewhere in this Proxy Statement.

  Compensation Program

        Compensation paid to executive officers for 2002 consisted primarily of base salary, performance-based incentive compensation and long-term incentive compensation consisting of stock option grants. Generally, as an executive officer's level of responsibility increases, a greater portion of his or her total compensation will depend upon On Assignment's performance and stock price appreciation rather than base salary. Several of the more important factors that were considered in establishing the components of each executive officer's compensation package for the 2002 fiscal year are summarized below. Additional factors were also taken into account to a lesser degree. The Compensation Committee may in their discretion apply entirely different factors, particularly different measures of financial performance, in recommending and/or setting executive compensation for future fiscal years, but all compensation decisions will be designed to further the general compensation philosophy set forth above.

  Base Salary

        On Assignment's executive officers receive base salaries that are determined based on their responsibilities, skills and experience related to their respective positions. Other factors considered in base salary determination are individual performance, the success of the business division in the individual's area of responsibility, competitiveness with salary levels of similarly sized companies, internal compensation comparability standards and On Assignment's ability to pay an appropriate and competitive salary. The amount and timing of an increase depends upon, among other things, the individual's performance and the time interval and any added responsibilities since the last salary increase.

  Annual Incentive Compensation

        Executive officers are eligible for annual performance-based incentive compensation payable in cash and tied to On Assignment's achievement of performance goals. At the start of each fiscal year, the Compensation Committee establishes corporate performance targets and corresponding incentive compensation, which may be based on a percentage of the individual's base salary. Executive officers are granted bonuses based, in part, on the achievement of such performance targets. Additional incentive compensation is awarded at the discretion of the Compensation Committee based on individual performance during the applicable fiscal year.

  Long-Term Incentive Compensation

        The Compensation Committee periodically approves grants of stock options to On Assignment's executive officers under the Restated 1987 Stock Option Plan. These grants are designed to align the interests of each executive officer with those of the stockholders and to provide each individual with a significant incentive to manage On Assignment from the perspective of an owner with an equity stake in the business. Each grant generally allows the executive officer to acquire shares of common stock at a fixed price per share, typically the market price on the grant date, over a specified period of time of up to 10 years. As a result, stock option grants provide a return to the executive officer only if the market price of the shares appreciates over the option term. The size of the option grant to each executive officer generally is set to achieve a potential percentage ownership stake that the Compensation Committee deems appropriate in order to create a meaningful opportunity for stock ownership based upon the individual's current position. Stock option grants also take into account the individual's potential for future responsibility over the option term, the individual's personal performance in recent periods and the individual's current holdings of On Assignment's stock and options. New options were granted to all of On Assignment's executive officers in its 2002 fiscal year consistent with these policies.

Chief Executive Officer Compensation

        Dr. Peterson joined On Assignment in July 2001 and was named President and Chief Executive Officer effective September 1, 2001. Dr. Peterson's compensation is determined based on the same basic factors as described above for other executive officers as well as the terms of his June 2001 employment agreement, as amended, which establish certain minimum compensation terms. In establishing Dr. Peterson's base salary, incentive awards and stock awards for 2002, the Compensation Committee considered On Assignment's overall performance. The Compensation Committee believes that Dr. Peterson has provided On Assignment strong leadership, directed a smooth integration relating to the acquisition of Health Personnel Options Corporation in April 2002 and effected significant infrastructure investments in On Assignment. During fiscal year 2002, Dr. Peterson's base salary was increased to $400,000, and he earned an incentive bonus of $91,000. This compensation reflects the considerations above as well as On Assignment's results of operations and the terms of Dr. Peterson's employment agreement. The Compensation Committee granted Dr. Peterson a total of 140,000 stock options in 2002 as described in the "Option Grants Table" elsewhere in this Proxy Statement. These grants were intended to further reinforce the long-term perspective of equity-based compensation and emphasize the relationship between stockholders and senior management.

Compensation Deductibility Policy

        Under Section 162(m) of the Internal Revenue Code and applicable treasury regulations, no tax deduction is allowed for annual compensation in excess of $1 million paid to our Chief Executive Officer and any of our four most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals, and the Compensation Committee that establishes such goals consists only of "outside directors" as defined for purposes of Section 162(m). The Compensation Committee intends to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to our executive officers. The Board of Directors and the Compensation Committee reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Compensation Committee's efforts, that compensation intended to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

Respectfully submitted,

William E. Brock
Jonathan S. Holman
Jeremy M. Jones

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Board of Directors during fiscal year 2002 was composed of Senator Brock and Mr. Holman. No member of the Compensation Committee was an officer or employee of On Assignment or its subsidiaries during fiscal year 2002. There are no interlock relationships as required to be reported under the rules of the Securities and Exchange Commission.

Summary of Cash and Other Compensation

        The following table sets forth the compensation earned by On Assignment's Chief Executive Officer and its four most highly compensated executive officers other than the Chief Executive Officer (collectively, the "Named Officers"), for services rendered in all capacities to On Assignment for each of the last three fiscal years.

Summary Compensation Table

	Annual Compensation						Long Term Compensation Awards
Name and Principal Position	Year(1)	Salary		Bonus(2)		Other Annual Compensation(3)	Securities Underlying Options(#)	All Other Compensation(4)
Joseph Peterson, M.D. President and Chief Executive Officer	2002 2001	$ $	367,923 141,762	$ $	91,000 100,000	$60,279 —	140,000 200,000	$132,281 —
Ronald W. Rudolph Executive Vice President, Finance and Chief Financial Officer	2002 2001 2000	$ $ $	230,385 205,000 190,000	$ $ $	30,000 110,000 80,000	— — —	35,000 25,000 35,000	$804 — —
Michael Jones Senior Vice President, Healthcare Business Development	2002		$225,278		$77,700	—	100,000	$9,754
Michael Tatum Senior Vice President, Lab Support	2002		$196,615		$28,600	—	50,000	$109,209
Kerry Rafferty Senior Vice President, Solutions Group	2002		$146,540		$47,700	—	50,000	$38,572

(1)
Dr. Peterson became Chief Executive Officer effective as of September 1, 2001. Messrs. Jones, Tatum and Rafferty became executive officers in 2002.

(2)
Includes a one-time, signing bonus of $30,000 to Mr. Jones.

(3)
Includes $53,729 in monthly housing allowance payments pursuant to Dr. Peterson's employment agreement.

(4)
Includes (i) a $132,281 relocation reimbursement pursuant to Dr. Peterson's employment agreement; (ii) $804 in premium payments for Mr. Rudolph's group term life insurance; (iii) a $4,800 housing reimbursement pursuant to Mr. Jones' employment agreement and $4,954 in airfare reimbursements; (iv) a $109,202 relocation reimbursement pursuant to Mr. Tatum's employment agreement and $7 for premium payments for group term life insurance; and (v) a $20,000 relocation allowance, $18,461 in consulting payments to Mr. Rafferty prior to the commencement of his employment and $111 in premium payments for group term life insurance.

Stock Option Grants

        The following table provides information with respect to the stock option grants made during the 2002 fiscal year under the Restated 1987 Stock Plan to the Named Officers. Options exercisable for 1,419,300 shares of our common stock were granted to employees in 2002. Each stock option permits the employee, for a period of up to ten years, to purchase one share of common stock from On Assignment at the market price of such stock on the date of grant.

Option Grants in Last Fiscal Year

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
Individual Grants
	Number of Securities Underlying Options Granted(#)(1)	Percent of Total Options Granted to Employees in Fiscal Year
Exercise or Base Price ($/sh)
Name					Expiration Date
						5%($)	10%($)
Joseph Peterson, M.D.	40,000 100,000	2.8 7.1	% %	19.86 17.29	01/31/12 07/01/12	499,594 1,087,359	1,266,069 2,755,581
Ronald W. Rudolph	35,000	2.5%		19.86	01/31/12	437,145	1,107,810
Michael Jones	50,000 50,000	3.5 3.5	% %	19.82 19.66	02/11/12 04/02/12	623,235 618,203	1,579,399 1,566,649
Michael Tatum	50,000	3.5%		18.75	03/06/12	589,589	1,494,134
Kerry Rafferty	20,000 30,000	1.4 2.1	% %	19.75 20.59	02/15/12 06/03/12	248,413 388,468	629,528 984,455

(1)
To the extent not already exercisable, options generally become exercisable upon a change in control unless the option is assumed or replaced with a comparable option by the surviving entity. Options are also subject to "limited stock appreciation rights" pursuant to which the options, to the extent exercisable and outstanding for at least six months at the time of a "hostile takeover," will automatically be cancelled in return for a cash payment to the optionee based upon the tender-offer price of the common stock subject to that option. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service.

(2)
The 5% and 10% assumed stock price appreciation rates are assumptions specified by the Securities and Exchange Commission regulations and are not predictions of On Assignment. The potential realizable value is calculated based on the 10-year option term and is calculated by taking the difference between the exercise price and the appreciated price on the last day of the option term, assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is sold on the last day of its term. The real value of the options in this table will depend on the actual performance of On Assignment's common stock during the applicable period and on the date the options are exercised.

Option Exercises and Holdings

        The table below sets forth information concerning the exercise of options during the 2002 fiscal year and unexercised options held as of the end of such year by the Named Officers. No stock appreciation rights were issued or exercised during the 2002 fiscal year.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)
					Value of Unexercised In-the-Money Options at Fiscal Year-End($)(1)
Name	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph Peterson, M.D.	—	—	90,412	249,588	—	—
Ronald W. Rudolph	—	—	52,502	68,125	—	—
Michael Jones	—	—	—	100,000	—	—
Michael Tatum	—	—	—	50,000	—	—
Kerry Rafferty	—	—	—	50,000	—	—

(1)
The values are based on an $8.52 per share closing price of On Assignment's common stock on December 31, 2002, less the exercise price of the option. At December 31, 2002, all options held by the Named Officers were exercisable at prices in excess of $8.52.

Equity Compensation Plan Information

        The table below sets forth the following information as of December 31, 2002 for (i) all compensation plans previously approved by stockholders; and (ii) all compensation plans not previously approved by stockholders:

  (1)
  the number of securities to be issued upon the exercise of outstanding options, warrants and rights;

  (2)
  the weighted-average exercise price of such outstanding options, warrants and rights; and

  (3)
  other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders (1)	1,834,148	$18.16	560,445
Equity compensation plans not approved by stockholders (2)	567,265	$11.45	1,112,367
Total	2,401,413	$16.93	1,672,812

(1)
Includes shares issuable upon exercise of stock options granted under On Assignment's Restated 1987 Stock Option Plan prior to June 20, 2002 and shares available for issuance under On Assignment's Employee Stock Purchase Plan.

(2)
Includes shares issuable upon exercise of stock options granted under On Assignment's Restated 1987 Stock Option Plan on or subsequent to June 20, 2002. The Restated 1987 Stock Option Plan is treated as a compensation plan not approved by stockholders for the period commencing

  June 20, 2002 until the approval of the proposed amendment and restatement of the Restated 1987 Stock Option Plan being considered by stockholders at this year's Annual Meeting of Stockholders. As a result, no incentive stock options granted under the plan after June 20, 2002 will be exercisable before stockholder approval is obtained. In addition, until stockholder approval is obtained, no more than 49 percent of the shares available under the Restated 1987 Stock Option Plan may be issued to executive officers and non-employee directors.

Restated 1987 Stock Option Plan

        Under its Restated 1987 Stock Option Plan, On Assignment may grant employees, contractors and non-employee members of the Board of Directors incentive or non-qualified stock options to purchase shares of its common stock and stock appreciation rights. On June 13, 2000, stockholders approved an amendment increasing the number of shares of common stock reserved for issuance under the Restated Plan from 8,000,000 shares to 10,000,000 shares. On June 18, 2002, the Board of Directors extended the term of the Restated Plan, which would have ended on June 21, 2002. The termination date of the Restated Plan is now June 17, 2012. The Restated Plan is administered by the Compensation Committee of the Board of Directors. Grant recipients, option prices, option amounts, grant dates and vesting are determined by the Compensation Committee. The option prices of non-qualified option grants may not be less than 85 percent of the fair market value of the stock at the time the option is granted, and the exercise price of incentive stock options must be fair market value. Stock options have a maximum term of ten years measured from the grant date. No person may receive options exercisable for more than 500,000 shares in any calendar year. Incentive options are not transferable other than by will or under the laws of descent and distribution. Non-qualified options, except as otherwise provided in an option grant agreement or in a domestic relations court order, are not transferable other than by will or under the laws of descent and distribution. Options may only be exercised during the holder's lifetime, only by him or her. The Board of Directors may terminate or amend the Restated Plan at any time and for any reason except to change the number of shares available thereunder, to materially modify the eligibility requirements of the Restated Plan or to materially increase the benefits of participants in the Restated Plan without stockholder approval.

        In the event of a Corporate Change (as defined in the Restated Plan), subject to the terms of individual option agreements, the Board may make such adjustments to options then outstanding as the Board deems appropriate to reflect the Corporate Change. In connection with an acquisition of On Assignment by another company, the Restated Plan generally permits the Board to provide for options to be assumed by the acquiring corporation (meaning that they would convert automatically to options to purchase shares of stock of the acquiring company, with share numbers and exercise prices adjusted to reflect the relative value of a share of the acquiring company's stock to the value of a share of our stock at the time of the acquisition), to be canceled in exchange for a cash payment, to be accelerated as to applicable vesting and exercisability terms (as to some or all of the options shares) and then to terminate or to make such other adjustments as are appropriate in the Board's determination.

Employee Stock Purchase Plan

        The Employee Stock Purchase Plan was adopted by the Board of Directors on June 22, 1992 and approved by On Assignment's stockholders on September 4, 1992. On June 18, 2002, the Board of Directors extended the term of the Employee Stock Purchase Plan, which would have ended on August 31, 2002, until August 31, 2022. A committee of non-employee directors serves as administrator of the Employee Stock Purchase Plan. Under the Employee Stock Purchase Plan, 800,000 shares of common stock are reserved for issuance. The Employee Stock Purchase Plan allows eligible employees who have completed the requisite service period to purchase On Assignment common stock through payroll deductions, at 85 percent of the lower of the market price on the first day or the last day of the semi-annual purchase period. Purchase periods begin on the first trading day of March and September and end on the last trading day of August and February. Eligible employees may contribute intervals of 1 percent of their base earnings toward the purchase of the stock subject to certain IRS limitations. No individual may purchase more than $25,000 worth of common stock under the Employee Stock Purchase Plan in any calendar year and individual purchases during any purchase period may not exceed 2,000 shares, or such lesser amount set by the administrator. The Employee Stock Purchase Plan will terminate if there are no longer shares available thereunder. On Assignment may also terminate the Employee Stock Purchase Plan at any time, provided such termination will not affect outstanding purchase rights without participant consent.

Deferred Compensation Plan

        The Deferred Compensation Plan is a non-qualified plan that provides benefits to key executives and directors. The Deferred Compensation Plan became effective January 1, 1998. On Assignment credits the account of each participant in the Deferred Compensation Plan in the amount elected by the participant. The Deferred Compensation Plan permits employees and directors determined to be eligible by the Compensation Committee to annually elect to defer up to 100 percent of their base salary, annual bonus, stock option gain or director fees on a pre-tax basis and earn tax-deferred income on these amounts. Distributions from the Deferred Compensation Plan are made at retirement, death or termination of employment, in a lump sum, or over five, ten or fifteen years.

Employment Contracts and Change in Control Arrangements

  Joseph Peterson, M.D.

        Pursuant to the terms of an employment agreement dated June 18, 2001, as amended, Dr. Peterson serves as President and Chief Executive Officer of On Assignment. Under his agreement, Dr. Peterson is entitled to an annual base salary of $275,000, subsequently increased by the Compensation Committee to $400,000 per year, and incentive compensation of up to 50% of his base salary. Dr. Peterson's agreement entitled him to receive reimbursement or direct payment of reasonable and customary moving costs, temporary accommodations for a period of 60 days and certain closing costs in connection with the sale of his Virginia residence. Dr. Peterson is entitled to receive a monthly housing allowance representing the mortgage interest expense on the lesser of the differential between the purchase price of a California residence and the selling price of his Virginia residence or $850,000. The monthly housing allowance shall terminate on the earlier of October 31, 2006 or termination of his employment. Dr. Peterson's agreement entitled him to receive an option for 200,000 shares of common stock upon the commencement of his employment.

        Dr. Peterson is an at-will employee and may be terminated by On Assignment at any time for any reason, with or without cause or advance notice.

  Michael Jones

        Mr. Jones currently serves as Senior Vice President of Healthcare Business Development. Pursuant to the terms of an October 28, 2002 employment agreement, Mr. Jones is entitled to an annual base salary of $300,000 and incentive compensation for the period of June 2002 through June 2004 of up to 100% of his annual base salary. Incentive compensation will be based upon attaining Board approved objectives and goals, including revenue and operating income objectives. Under this agreement, Mr. Jones is entitled to live in a townhouse leased in partnership with On Assignment for a six-month period, with On Assignment paying for the first three months rent. As a result of his relocation to the United States, On Assignment has also agreed to purchase on behalf of Mr. Jones, up to nine round trip airline tickets to visit family in the United Kingdom.

        Mr. Jones is an "at will" employee and may be terminated by On Assignment at any time for any reason, with or without cause or advance notice. Upon termination of Mr. Jones' employment without cause, he will be provided his bi-weekly salary and related benefits for a 12-month period from the date of such termination. An additional 12 months of salary and benefits will be paid if such termination occurs either within 12 months of the appointment of a new Chief Executive Officer or as a result of a change in control of ownership of On Assignment. If Mr. Jones' employment is terminated through no fault of his own, On Assignment shall ensure his repatriation to the United Kingdom.

  Michael Tatum

        Pursuant to the terms of a February 28, 2002 employment agreement, Mr. Tatum serves as Senior Vice President of Lab Support. Mr. Tatum is entitled to an annual base salary of $240,000 and incentive compensation based upon attaining Board approved objectives and goals. For fiscal year 2002, Mr. Tatum was eligible to earn up to 50% of his base salary as a minimum to his incentive compensation. Under the agreement Mr. Tatum is entitled to reimbursement or direct payment of reasonable and customary expenses associated with his relocation, including closing and moving costs. Mr. Tatum's agreement entitled him to receive an option for 50,000 shares of common stock upon the commencement of his employment.

        Mr. Tatum is an "at will" employee and may be terminated by On Assignment at any time for any reason with or without cause or advance notice. Upon termination of Mr. Tatum's employment without cause within 12 months of his start date, he will be provided his bi-weekly salary and related benefits for a 12-week period from the date of such termination. In the event of a change of control, this 12-week provision would terminated and be replaced by the terms of On Assignment's Change of Control Severance Plan described below.

  Change in Control Severance Plan

        In 1998, the Board adopted the On Assignment, Inc. Change in Control Severance Plan ("Severance Plan") to provide severance benefits for officers and other eligible employees who are involuntarily terminated within 18 months of a change in control transaction. Upon such a termination, an eligible employee will be entitled to receive a lump sum payment equaling a percentage of their salary and target bonus, such amount to be determined based upon title and years of service. Upon a termination of employment following a change in control, our Chief Executive Officer would receive 18 months of salary and target bonus, a president or senior vice president would receive 12 months of salary and target bonus all other officers would receive nine months of salary and target bonus, and other employees would receive lesser amounts.

        Involuntary termination is defined in the Severance Plan to include a termination by On Assignment or a successor entity without cause or a voluntary termination by the employee following (a) a reduction in compensation; (b) a relocation in the employee's place of employment of more than 35 miles; or (c) in the case of an executive officer, a change in the employee's position that materially reduces his or her level of responsibility or authority.

        Change in control is defined under the Severance Plan to include (a) a merger or consolidation in which On Assignment is not the surviving entity; (b) the sale, transfer or other disposition of all of substantially all of On Assignment's assets; (c) any reverse merger in which On Assignment is the surviving entity, but in which 50% or more of its outstanding voting stock is transferred to holders different from those stockholders immediately prior to such merger; or (d) the acquisition by any person directly or indirectly of 50% or more voting power. The Severance Plan provides for a reduction in the cash severance benefit payable under the Severance Plan if the employee would be subject to the excise tax imposed under Section 280G of the Internal Revenue Code, but only to the extent that such reduction results in the receipt of a greater after-tax benefit by the employee.

Certain Relationships and Related Transactions

        Senator Brock received consulting fees of $1,500 for strategic planning advice provided to On Assignment in 2002. Mr. Jones received consulting fees of $4,500 for strategic planning advice and corporate review services provided to On Assignment in connection with our acquisition of HPO in April 2002.

        Pursuant to the terms of a consulting agreement dated September 27, 2002, Ettenberg & Company, Inc., of which Mr. Ettenberg serves as Chairman and Chief Executive Officer, will receive a $5,000 per month fee plus all approved out-of-pocket expenses for marketing strategy services. This agreement has a one-year term and expires on September 30, 2003, subject to renewal by the parties. Mr. Ettenberg received total consulting fees of $11,500 in 2002 related to such services and additional strategic planning advice provided to On Assignment.

Section 16 Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires each of our directors and officers and each beneficial owner of more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission reports of beneficial ownership and subsequent reports regarding changes in such ownership.

        Based on our records and other information, we believe that each person who was subject to Section 16(a) during fiscal year 2002 filed on a timely basis all such reports required for the year.

Other Matters

        As of the date of this Proxy Statement, the Board of Directors does not know of any matters to be presented at the Annual Meeting other than those specifically set forth above. If other matters should properly come before the Annual Meeting or any adjournment thereof, the persons named as proxies in the enclosed proxy card intend to vote the shares represented by them in accordance with their best judgment with respect to such matters.

Annual Report to Stockholders and Form 10-K

        A copy of On Assignment's Annual Report to Stockholders for the fiscal year ended December 31, 2002 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

        On Assignment filed its Annual Report on Form 10-K with the Securities and Exchange Commission on March 31, 2003. A copy of this report for the year ended December 31, 2002 is included in On Assignment's Annual Report to Stockholders which has been mailed with this Proxy Statement. Stockholders may obtain an additional copy of this report, without charge, by writing to the Investor Relations Department at On Assignment, Inc., 26651 West Agoura Road, Calabasas, California 91302.

Incorporation by Reference

        To the extent that this Proxy Statement is incorporated by reference into any other filing by On Assignment under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of this Proxy Statement entitled "Report of the Compensation Committee" and "Stock Performance Graph" will not be deemed incorporated, unless specifically provided otherwise in such filing.

Proposals by Stockholders

        Proposals that stockholders intend to present at the 2004 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, must be received at On Assignment's principal executive offices in Calabasas, California no later than December 31, 2003 for inclusion in the proxy material for that meeting. Pursuant to On Assignment's bylaws, proposals submitted other than pursuant to Rule 14a-8, including nominations to the Board of Directors, must be received by the Corporate Secretary not less than thirty days nor more than sixty days prior to the date of the meeting. Stockholder notices should be delivered to the Corporate Secretary at On Assignment, Inc., 26651 West Agoura Road, Calabasas, California 91302.

Miscellaneous

        The cost of soliciting proxies on behalf of the Board of Directors will be borne by On Assignment. The solicitation will be primarily by mail. In addition to the use of mail, some of the officers, directors, and employees of On Assignment and its subsidiaries may solicit proxies by telephone, telegram, electronic mail or personal interview without additional remuneration for such activity. On Assignment intends to reimburse banks, brokerage houses, and other institutions, custodians, nominees and fiduciaries for reasonable expenses in forwarding proxy material to their principals.

        Stockholders are urged to sign and date the enclosed proxy card and return it today in the enclosed envelope.

By Order of the Board of Directors,
Ronald W. Rudolph Secretary

April 29, 2003
Calabasas, California

EXHIBIT A

ON ASSIGNMENT, INC.

Audit Committee of the Board of Directors
Charter

I.    PURPOSES

        The primary functions of the Audit Committee (the "Audit Committee" or "Committee") of the Board of Directors of On Assignment, Inc. (the "Company") are (1) to be directly responsible for the appointment, compensation and dismissal and oversight of the work of any registered public accounting firm employed by the Company, (2) to assist the Board of Directors in fulfilling its oversight responsibilities by overseeing (a) the processes involved in the preparation and review of the financial reports provided to the public; (b) the Company's systems of internal controls regarding finance, accounting, and legal compliance and ethics that management and the Board have established; and (c) the Company's auditing, accounting and financial reporting processes generally, and (3) to perform the other functions required of audit committees of public companies under applicable laws, rules and regulations and the requirements of the Nasdaq Stock Market or any other national securities exchange on which the securities of the Company are then listed (the "Relevant Stock Market").

        The Committee's primary duties and assigned roles are to:

  •
  Serve as an independent and objective body to monitor and assess the Company's financial reporting processes and related internal control systems.

  •
  Oversee the audit and other services of the Company's outside auditors and be directly responsible for the appointment, compensation and oversight of the outside auditors, who are to report directly to the Committee.

  •
  Supervise the establishment of the Company's compliance program and serve as an independent and objective body to monitor and assess its implementation and operation.

  •
  Provide an open avenue of communication among the outside auditors, accountants, financial and senior management, the corporate compliance department and the Board of Directors, and resolve any disagreements between management and the outside auditors regarding financial reporting.

        The outside auditors are ultimately accountable to the Committee, in its capacity as a committee of the Board of Directors, and to the full Board of Directors. While the Committee has the oversight, supervisory and other powers and responsibilities set forth in this Charter and the Company's Certificate of Incorporation and Bylaws, it is not the responsibility of the Committee to plan or conduct audits, to implement internal controls, or to determine or certify that the Company's financial statements are complete and accurate or are in compliance with generally accepted accounting principles. These matters and tasks are the responsibility of the Company's management and the outside auditors. Likewise, it is the responsibility of the Company's management and/or the outside auditors to bring appropriate matters to the attention of the Committee, and to keep the Committee informed of matters which the Company's management or the outside auditors believe require attention, guidance, resolution or other actions, the bases therefore and other relevant considerations. While it is not the duty of the Audit Committee to conduct investigations or to assure compliance with applicable laws, rules and regulations, the Committee may take such actions with respect to such matters as it deems necessary or advisable in fulfilling its duties identified above.

        To the fullest extent permissible under applicable law, each member of the Committee is entitled to rely in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Committee by any of the Company's officers, employees, or committees, the outside auditors or any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

II.    ORGANIZATION

        The Audit Committee shall be composed of three or more directors. Members of the Audit Committee shall meet the independence, experience, finance and accounting knowledge and other qualifications established by applicable laws, rules and regulations and the Relevant Stock Market, and shall be free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. The members of the Audit Committee shall be appointed annually by the Board of Directors, and the members of the Audit Committee shall appoint one of their number as the Chairperson, who shall meet any requirements of the Relevant Stock Market.

III.  MEETINGS

        The Audit Committee shall meet at least four times annually, and shall meet more frequently as circumstances dictate. The Chairperson shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting for the Committee to the Board of Directors. The Committee may request any officer or employee of the Company or the Company's legal counsel or outside auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. In addition, the Committee may meet with management, the outside auditors and others in separate private sessions to discuss any matter that the Committee, management, the outside auditors or such other persons believe should be discussed privately, and the Committee shall meet separately with such persons as may be required by applicable laws, rules and regulations and the Relevant Stock Market. The Committee shall have direct access to management, the outside auditors, the corporate compliance staff and the Company's legal counsel, both at meetings and otherwise.

IV.  RESPONSIBILITIES AND DUTIES

        In furtherance of its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all applicable requirements and are of the highest quality.

        In carrying out these responsibilities, the Audit Committee will:

1.
On an annual basis review and, to the extent the Committee determines it to be necessary or advisable, update the Committee's Charter.

2.
Be directly responsible, and have the sole authority, for the appointment of the outside auditors to be retained by the Company, approve the compensation of the outside auditors, and be directly responsible, and have the sole authority, for the discharge or replacement of the outside auditors. Approve, in advance, the provision by the outside auditors of all services whether or not related to the audit. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the outside auditors retained by the Company for the purpose of rendering or issuing an audit report.

3.
Take appropriate action to oversee the independence of the outside auditors, including:

(a)
periodically reviewing management consulting services, information technology services, and other non-audit services, and the respective related fees, provided by and to the outside auditors, which shall have been subject to preapproval by the Audit Committee, and any transactional or other relationships between the Company and the outside auditors; and considering whether, under applicable laws, rules and regulations and the requirements of the Relevant Stock Market and under criteria the Audit Committee determines to be appropriate, the outside auditors' provision of non-audit services to the Company is compatible with maintaining the independence of the outside auditors;

(b)
ensuring its receipt from the outside auditors of, and reviewing, a formal written statement delineating all relationships between the outside auditors and the Company, consistent with Independence Standards Board Standard 1;

(c)
actively engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors; and

(d)
taking appropriate action on any disclosed relationships to satisfy itself of the outside auditors' independence.

4.
Inquire of management and the outside auditors about significant risks or exposures, the Company's processes for identifying and assessing such risks and exposures and the steps management has taken to minimize such risks and exposures to the Company. Also, review and assess the Company's processes for identifying and assessing significant risks or exposures and for formulating and implementing steps to minimize such risks and exposures to the Company.

5.
Review with the outside auditors their plans for, and the scope of, their annual audit and other examinations of the Company's quarterly, annual and other financial information.

6.
Review with the outside auditors their audit efforts to assure the effective use of external audit resources.

7.
Consider and review with management and the outside auditors at least once each fiscal quarter:

(a)
The adequacy and effectiveness of the Company's internal controls and procedures for financial reporting including computerized information system controls and security.

(b)
Any related significant findings and recommendations of the independent auditors regarding internal controls and procedures for financial reporting, together with management's responses thereto.

8.
Review with management and the outside auditors at the completion of the annual examination:

(a)
The Company's annual financial statements and related footnotes.

(b)
The outside auditors' audit of the financial statements and report thereon.

(c)
Any significant changes required in the outside auditors' audit plan.

(d)
Any serious difficulties or disputes with management encountered during the course of the audit.

(e)
Any material correcting adjustments that have been identified by the outside auditors in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

  (f)
  Any material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.

  (g)
  Other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards, including under Statement on Auditing Standards No. 61, Communications with Audit Committees.

9.
Based on the review and discussions with management and the outside auditors, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the past fiscal year.

10.
Approve the Audit Committee report to be included in the Company's proxy statement, and receive the information to be provided by the outside auditors for inclusion in the proxy statement, including with regard to fees relating to the audit.

11.
Inquire of management and the outside auditors about key financial statement risk areas, the Company's processes for identifying and assessing such risk areas and the steps the Company has taken with regard to such risk areas. Also, review and evaluate the Company's processes for identifying and assessing key financial statement risk areas and for formulating and implementing steps to address such risk areas.

12.
Consider the outside auditors' reports and judgments brought to the attention of the Audit Committee about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting, significant accounting policies, audit conclusions regarding the reasonableness of significant accounting estimates and any audit adjustments. Also, review and consider information received from the outside auditors regarding all critical accounting policies and practices to be used by the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, the treatment preferred by the outside auditors, and other material written communications between the outside auditors and management, including any management letter or schedule of unadjusted differences.

13.
Consider and review with management significant findings during the year by the outside auditors and management's responses thereto.

14.
Review with management and the outside auditors their assessments of the adequacy of the internal control structure and procedures of the Company for financial reporting (including any annual report on internal controls required in the annual report to shareholders), the resolution of any identified material weaknesses in such internal control structure and procedures and the assessments of such internal control structure and procedures to be included in filings with the SEC or other publicly available documents. Recommend to the Board of Directors standards for attestation engagements for any attestation by the outside auditors with respect to assessments of such internal control structure and procedures.

15.
Review with a representative of management and the outside auditors the financial information contained in the Company's quarterly earnings announcements as well as the Company's guidance concerning its future financial performance prior to public release and any material issues brought to the attention of the Committee by the outside auditors regarding the interim financial reports before each is filed with the SEC. Discuss with the outside auditors any matters required to be communicated by the outside auditors to the Audit Committee or its Chairperson in connection with the outside auditors' review of the interim financial statements of the Company. The Chairperson or another member of the Audit Committee designated by the Chairperson shall be available to assist management with current disclosures regarding material changes in the financial condition or operations of the Company.

16.
Review policies and procedures with respect to Company transactions in which officers or directors have an interest; where appropriate, including when their review is requested by management or the outside auditors, review policies and procedures with regard to officers' expense accounts and perquisites, including their use of corporate assets and consider the results of any review of these areas by the outside auditors. Review all related-party transactions and similar matters to the extent required by the Relevant Stock Market to be approved by an audit committee or comparable body.

17.
Review with corporate compliance officers, and where appropriate the outside auditors, the Company's compliance program, any significant issues noted during the implementation of the program and any significant changes recommended in the scope of the program. Review and make recommendations to the Board of Directors regarding the code of ethics adopted or to be adopted by the Board of Directors for the chief executive officer, senior financial officers, including the principal financial officer and comptroller or principal accounting officer, or persons performing similar functions.

18.
Review with the Company's counsel legal and regulatory matters brought to the attention of the Audit Committee that may have a material impact on the financial statements. Respond appropriately to any matters reported to the Audit Committee by counsel, including adopting, as necessary, appropriate remedial measures or sanctions, or recommending such action to the Board of Directors.

19.
As circumstances dictate, meet with the outside auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

20.
Establish procedures for (A) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (B) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

21.
Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

22.
Conduct or authorize investigations into any matters within the Committee's scope of responsibilities.

23.
Retain, at such times and on such terms as the Committee determines in its sole discretion and at the Company's expense, special legal, accounting or other experts or consultants to advise and assist it in complying with its responsibilities set forth herein. The Committee shall have the authority to engage independent counsel, accountants, or other experts or advisers as it determines necessary to carry out its duties, and the Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers retained by the Committee under this paragraph.

24.
Perform such other functions as may be required by applicable laws, rules and regulations and the Relevant Stock Market, the Company's Certificate of Incorporation and Bylaws, or by the Board of Directors.

        It is acknowledged that all of the above listed tasks and focus areas may not be relevant to all of the matters and tasks that the Committee may consider and act upon from time to time, and the members of the Committee in their judgment may determine the relevance thereof and the attention such items will receive in any particular context.

EXHIBIT B

ON ASSIGNMENT, INC. RESTATED 1987 STOCK OPTION PLAN (As Amended and Restated April 18, 2003)

12.	UNRESTRICTED STOCK AWARDS			B-15
13.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK			B-15
	13.1.	General Rule		B-15
	13.2.	Surrender of Stock		B-15
	13.3.	Cashless Exercise		B-15
	13.4.	Other Forms of Payment		B-16
14.	DIVIDEND EQUIVALENT RIGHTS			B-16
	14.1.	Dividend Equivalent Rights		B-16
	14.2.	Termination of Service		B-16
15.	PERFORMANCE AND ANNUAL INCENTIVE AWARDS			B-16
	15.1.	Performance Conditions		B-16
	15.2.	Performance or Annual Incentive Awards Granted to Designated Covered Employees		B-16
		15.2.1.	Performance Goals Generally	B-17
		15.2.2.	Business Criteria	B-17
		15.2.3.	Timing For Establishing Performance Goals	B-17
		15.2.4.	Settlement of Performance or Annual Incentive Awards; Other Terms	B-17
	15.3.	Written Determinations		B-17
	15.4.	Status of Section 14.2 Awards Under Code Section 162(m)		B-18
16.	PARACHUTE LIMITATIONS			B-18
17.	REQUIREMENTS OF LAW			B-19
	17.1.	General		B-19
	17.2.	Rule 16b-3		B-19
18.	EFFECT OF CHANGES IN CAPITALIZATION			B-19
	18.1.	Changes in Stock		B-19
	18.2.	Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction		B-20
	18.3.	Corporate Transaction		B-20
	18.4.	Adjustments		B-21
	18.5.	No Limitations on Company		B-21
19.	GENERAL PROVISIONS			B-21
	19.1.	Disclaimer of Rights		B-21
	19.2.	Nonexclusivity of the Plan		B-22
	19.3.	Withholding Taxes		B-22
	19.4.	Captions		B-22
	19.5.	Other Provisions		B-22
	19.6.	Number And Gender		B-22
	19.7.	Severability		B-22
	19.8.	Governing Law		B-22

ON ASSIGNMENT, INC.
RESTATED 1987 STOCK OPTION PLAN
(As Amended and Restated April 18, 2003)

        On Assignment, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of its Restated 1987 Stock Option Plan, as amended and restated April 18, 2003 (the "Plan"), as follows:

1.    PURPOSE

        The Plan is intended to enhance the Company's and its Affiliates' (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, directors, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units, dividend equivalent rights and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.    DEFINITIONS

        For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

        2.1    "Affiliate" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

        2.2    "Annual Incentive Award" means an Award made subject to attainment of performance goals (as described in Section 15) over a performance period of up to one year (the fiscal year, unless otherwise specified by the Committee).

        2.3    "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock Unit, Dividend Equivalent Right or cash award under the Plan.

        2.4    "Award Agreement" means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

        2.5    "Benefit Arrangement" shall have the meaning set forth in Section 16 hereof.

        2.6    "Board" means the Board of Directors of the Company.

        2.7    "Cause" means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

        2.8    "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

        2.9    "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

        2.10    "Company" means On Assignment, Inc.

        2.11    "Corporate Transaction" means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of all or substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger, consolidation or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.

        2.12    "Covered Employee" means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

        2.13    "Director" means a member of the Board.

        2.14    "Disability" means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        2.15    "Dividend Equivalent Right" means a right, granted to a Grantee under Section 14 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

        2.16    "Effective Date" the date the Plan is approved by the Company's stockholders.

        2.17    "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

        2.18    "Executive Officer" means an executive officer within the meaning of Rule 3b-7 under the Exchange Act.

        2.19    "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market, the Board shall determine the appropriate exchange or market) on the last trading day preceding the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such last preceding trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

        2.20    "Family Member" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

        2.21    "Grant Date" means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

        2.22    "Grantee" means a person who receives or holds an Award under the Plan.

        2.23    "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

        2.24    "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

        2.25    "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

        2.26    "Option Price" means the exercise price for each share of Stock subject to an Option.

        2.27    "Other Agreement" shall have the meaning set forth in Section 16 hereof.

        2.28    "Outside Director" means a member of the Board who is not an officer or employee of the Company.

        2.29    "Performance Award" means an Award made subject to the attainment of performance goals (as described in Section 15) over a performance period of up to ten (10) years.

        2.30    "Plan" means this On Assignment, Inc. Restated 1987 Stock Option Plan, as amended and restated April 18, 2003.

        2.31    "Purchase Price" means the purchase price for each share of Stock pursuant to a grant of Restricted or Unrestricted Stock.

        2.32    "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

        2.33    "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 11 hereof.

        2.34    "SAR Exercise Price" means the per share exercise price of an SAR granted to a Grantee under Section 10 hereof.

        2.35    "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

        2.36    "Service" means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

        2.37    "Service Provider" means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

        2.38    "Stock" means the common stock, par value $.01 per share, of the Company.

        2.39    "Stock Appreciation Right" or "SAR" means a right granted to a Grantee under Section 10 hereof.

        2.40    "Stock Unit" means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 11 hereof.

        2.41    "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

        2.42    "Ten Percent Stockholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

        2.43    "Unrestricted Stock" means shares of Stock awarded to a Grantee pursuant to Section 12 hereof.

3.    ADMINISTRATION OF THE PLAN

  3.1.    Board

        The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

  3.2.    Committee

        The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law.

          (i)    Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) qualify as "outside directors" within the meaning of Section 162(m) of the Code and (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

          (ii)  The Board or the Committee may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting or by unanimous consent of the Committee executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.

  3.3.    Terms of Awards

        Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

          (i)    designate Grantees,

          (ii)  determine the type or types of Awards to be made to a Grantee,

          (iii)  determine the number of shares of Stock to be subject to an Award,

          (iv)  establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

          (v)  prescribe the form of each Award Agreement evidencing an Award, and

          (vi)  amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom; provided, however, such authority does not include the authority to decrease the Option Price of any Option after the date of grant except for adjustments pursuant to Section 18.

        Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under the plan of any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, except to the extent otherwise provided in an agreement or contract with a Grantee, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement.

  3.4.    Deferral Arrangement

        The Board may permit the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.

  3.5.    No Liability

        No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4.    STOCK SUBJECT TO THE PLAN

        Subject to adjustment as provided in Section 18 hereof, the number of shares of Stock available for issuance under the Plan shall be 11,000,000. Notwithstanding the preceding sentence, the aggregate number of shares of Stock which cumulatively may be available for issuance pursuant to Awards other than Awards of Options shall not exceed 200,000 shares. Stock issued or to be issued under the Plan shall be authorized but unissued shares or treasury shares. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan. If the Option Price of any Option granted under the Plan, or if pursuant to Section 19.3 the withholding obligation of any Grantee with respect to an Option, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, only the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed issued for purposes of determining the maximum number of shares of Stock available for issuance under the Plan.

5.    EFFECTIVE DATE, DURATION AND AMENDMENTS

  5.1.    Effective Date

        The Plan shall be effective as of the Effective Date. If the stockholders fail to approve the Plan within one year after the adoption of the Plan by the Board, the Plan shall be null and void and of no effect.

        Outstanding options granted prior to the Effective Date of this amendment and restatement will be subject to the Plan terms that were in effect as of the date such options were granted.

  5.2.    Term

        The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

  5.3.    Amendment and Termination of the Plan

        The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company's stockholders to the extent stated by the Board, required by law or required by applicable stock exchange listing requirements. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.    AWARD ELIGIBILITY AND LIMITATIONS

  6.1.    Company or Subsidiary Employees; Service Providers; Other Persons

        Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to, the Company or of any Affiliate, including any such Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time, (ii) any

Outside Director, and (iii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

  6.2.    Successive Awards

        An eligible person as described in Section 6.1 may receive more than one Award, subject to such restrictions as are provided herein.

  6.3.    Limitation on Shares of Stock and Cash Subject to Awards

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

          (i)    the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is 500,000 per year;

          (ii)  the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option to any person eligible for an Award under Section 6 hereof is 100,000 per year; and

          (iii)  the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Grantee shall be $1,000,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $3,000,000.

        The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 18 hereof.

  6.4.    Limitations on Incentive Stock Options

        An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

  6.5.    Stand-Alone, Additional, Tandem, and Substitute Awards

        Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under the plan of any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. Notwithstanding the foregoing, an outstanding Option granted under the Plan may not be surrendered to the Company as consideration for the grant of a new Option with a lower exercise price. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Stock Units or Restricted Stock), or in which the Option Price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an Option Price "discounted" by the amount of the cash compensation surrendered).

7.    AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not be uniform among all Awards issued pursuant to the Plan, and may reflect distinctions among Awards but shall not be inconsistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.    TERMS AND CONDITIONS OF OPTIONS

  8.1.    Option Price

        The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

  8.2.    Vesting

        Subject to Sections 8.3 and 18.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of some or all of the Option in the event the Grantee's Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee's Service, or (iii) immediate forfeiture of the Option in the event the Grantee's Service is terminated for Cause subject to the terms of any employment agreement. No Option shall be exercisable in whole or in part prior to the date the Plan is approved by the Stockholders of the Company as provided in Section 5.1 hereof.

  8.3.    Term

        Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

  8.4.    Termination of Service

        Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Board.

  8.5.    Limitations on Exercise of Option

        Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the Grant Date, or after the occurrence of an event referred to in Section 18 hereof which results in termination of the Option.

  8.6.    Method of Exercise

        An Option that is exercisable shall be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, on the form specified by the Company or as otherwise permitted. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.

  8.7.    Rights of Holders of Options

        Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 18 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

  8.8.    Delivery of Stock Certificates

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

  8.9.    Book Entry

        Notwithstanding any other provision of the Plan to the contrary, the Company may, in its discretion, use the book entry method for recording stock issuances in lieu of issuing stock certificates.

9.    TRANSFERABILITY OF OPTIONS

  9.1.    Transferability of Options

        Except as provided in Section 9.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 9.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

  9.2.    Family Transfers

        Unless otherwise provided in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 9.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 9.2 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

10.  STOCK APPRECIATION RIGHTS

  10.1.    Right to Payment

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The Award Agreement for an SAR shall specify the grant price of the SAR, which may be fixed at the Fair Market Value of a share of Stock on the date of grant or may vary in accordance with a predetermined formula while the SAR is outstanding.

  10.2.    Other Terms

        The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

11.  RESTRICTED STOCK AND STOCK UNITS

  11.1.    Grant of Restricted Stock or Stock Units

        The Board is authorized to grant Restricted Stock or Stock Units to Grantees, subject to such restrictions, conditions and other terms, if any, as the Board may determine. Awards of Restricted Stock may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).

  11.2.    Restrictions

        At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a "restricted period") applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 15.1 and 15.2. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

  11.3.    Restricted Stock Certificates

        The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the

Grantee, as soon as reasonably practicable after the Grant Date or issue such Restricted Stock by the book entry method. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

  11.4.    Rights of Holders of Restricted Stock

        Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends or other distributions declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All non-cash distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

  11.5.    Rights of Holders of Stock Units

              11.5.1    Voting and Dividend Rights

        Unless the Board otherwise provides in an Award Agreement, holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

              11.5.2.    Creditor's Rights

        A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

  11.6.    Termination of Service

        Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends or other distributions with respect to shares of Restricted Stock or Stock Units.

  11.7.    Purchase of Restricted Stock

        The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 13 or, in the discretion of the Board, in consideration for past and future Services rendered to the Company or an Affiliate.

  11.8.    Delivery of Stock

        Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be. If the restricted period has not yet expired or terminated as to all of the shares of Restricted Stock covered by a certificate for the Restricted Stock that has previously been delivered to the Grantee, as provided in Section 11.3, a new certificate for the remaining shares of Restricted Stock shall be delivered to the Grantee which certificate shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

12.  UNRESTRICTED STOCK AWARDS

        The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

13.  FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

  13.1.    General Rule

        Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

  13.2.    Surrender of Stock

        To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock (by either actual delivery or by attestation), which shares, if acquired from the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value.

  13.3.    Cashless Exercise

        With respect to an Option only (and not with respect to Restricted Stock), to the extent the Award Agreement so provides, and subject to other restrictions the Company may impose on the sale of Stock, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3. Executive Officers and Directors will not be permitted to use the cashless method of exercise described in this paragraph without the express prior consent of the Company and only to the extent permitted by law.

  13.4.    Other Forms of Payment

        To the extent the Award Agreement so provides or as otherwise agreed by the Board, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

14.  DIVIDEND EQUIVALENT RIGHTS

  14.1.    Dividend Equivalent Rights

        A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

  14.2.    Termination of Service

        Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of Service for any reason.

15.  PERFORMANCE AND ANNUAL INCENTIVE AWARDS

  15.1.    Performance Conditions

        The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 15.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

  15.2.    Performance or Annual Incentive Awards Granted to Designated Covered Employees

        If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 15.2.

          15.2.1.    Performance Goals Generally

        The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 15.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

          15.2.2.    Business Criteria

        One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; (14) ratio of debt to stockholders' equity and (15) revenue.

          15.2.3.    Timing For Establishing Performance Goals

        Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

          15.2.4.    Settlement of Performance or Annual Incentive Awards; Other Terms

        Settlement of such Performance or Annual Incentive Awards shall be in Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

  15.3.    Written Determinations

        All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

  15.4.    Status of Section 14.2 Awards Under Code Section 162(m)

        It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 15.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 15.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

16.  PARACHUTE LIMITATIONS

        Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

17.  REQUIREMENTS OF LAW

  17.1.    General

        The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

  17.2.    Rule 16b-3

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18.  EFFECT OF CHANGES IN CAPITALIZATION

  18.1    Changes in Stock

        If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares, effected in all such cases, without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the

Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

  18.2.    Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction

        Subject to Section 18.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

  18.3.    Corporate Transaction

        Subject to the exceptions set forth in the last sentence of this Section 18.3 and the last sentence of Section 18.4:

          (i)    upon the occurrence of a Corporate Transaction, all outstanding shares of Restricted Stock shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock shall be deemed to have lapsed, immediately prior to the occurrence of such Corporate Transaction, and

          (ii)  either of the following two actions shall be taken:

            (A)  prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for such reasonable period of time as the Board determines, or

            (B)  the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the "Award Shares") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

        With respect to the Company's establishment of an exercise window, (i) any exercise of an Option or SAR during such period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction the Plan, and all outstanding but unexercised Options and SARs shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders. This Section 18.3 shall not apply to any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs and Restricted Stock theretofore granted, or for the substitution for such Options, SARs and Restricted Stock for new common stock options and stock appreciation rights and new common stock restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares and option and stock appreciation right exercise prices, in which event the Plan, Options, SARs and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided.

  18.4.    Adjustments

        Adjustments under this Section 18 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 18.1, 18.2 and 18.3.

  18.5.    No Limitations on Company

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

19.  GENERAL PROVISIONS

  19.1.    Disclaimer of Rights

        No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

  19.2.    Nonexclusivity of the Plan

        Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

  19.3    Withholding Taxes

        The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

  19.4.    Captions

        The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

  19.5.    Other Provisions

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

  19.6.    Number And Gender

        With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

  19.7.    Severability

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

  19.8.    Governing Law

        The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the State of California, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

* * *

        To record amendment and restatement of the Plan by the Board as of April 18, 2003, and approval of the Plan by the stockholders on                             , 2003, the Company has caused its authorized officer to execute the Plan.

ON ASSIGNMENT, INC.
By:
Title:

PROXY

ON ASSIGNMENT, INC.

26651 West Agoura Road, Calabasas, California 91302
This Proxy is Solicited on Behalf of the Board of Directors

Annual Meeting of Stockholders to be held June 17, 2003

        The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement and appoints Joseph Peterson, M.D. and Ronald W. Rudolph and each of them, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of On Assignment, Inc. (the "Company") held of record by the undersigned on April 21, 2003, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held June 17, 2003, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. This proxy may be revoked at any time before it is voted by delivering to the Company's Corporate Secretary either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED "FOR" PROPOSALS ONE, TWO AND THREE, UNLESS CONTRARY DIRECTIONS ARE GIVEN, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued, and to be marked, dated and signed, on the other side)

1.	To elect the Board's nominee, Jeremy M. Jones, to serve as director until the 2006 annual meeting of stockholders or until his successor is elected and qualified:
ELECTION OF DIRECTOR
	☐	FOR	☐	WITHHOLD AUTHORITY TO VOTE
2.	To approve the amendment and restatement of the Restated 1987 Stock Option Plan.
	☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	To ratify the appointment of Deloitte & Touche LLP to serve as independent accountants for the fiscal year ending December 31, 2003.
	☐	FOR	☐	AGAINST	☐	ABSTAIN
4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
	☐	FOR	☐	AGAINST	☐	ABSTAIN

If you wish to vote in accordance with the recommendation of the Board of Directors, all you need to do is sign and return this card. The proxy holder(s) cannot vote your shares unless you sign and return the card.

Please sign exactly as your name(s) is (are) shown on the stock certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title, as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership's name by an authorized person.

Dated:	, 2003

Signature

Signature if held jointly

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

Please Detach Here

You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope

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